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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) - August 20, 2008

                                HEALTHSPORT, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

          Delaware                   0-23100                    22-2649848
          --------                   -------                    ----------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            file number)              Identification No.)


                  7633 E 63rd Place, Suite 220, Tulsa, OK 74133
                  ---------------------------------------------
                    (Address of principal executive offices)

                                 (800) 599-8892
                                 --------------
                          Registrant's telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02:   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
             COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On August 20, 2008, Robert Kusher resigned from his position as Chief Executive Officer of HealthSport, Inc. to pursue other opportunities. There were no disagreements between the Company and Mr. Kusher relating to the Company's operations, policies or practice. On August 20, 2008, M.E. "Hank" Durschlag, an employee and director, was appointed as Acting Chief Executive Officer to replace Mr. Kusher. Mr. Durschlag will continue in the position of Acting Chief Executive Officer until a successor can be found.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HEALTHSPORT, INC.

                                              BY /S/ M.E. "HANK" DURSCHLAG
                                                 -----------------------------
                                              M.E. "HANK" DURSCHLAG
                                              ACTING CHIEF EXECUTIVE OFFICER

DATE:   AUGUST 22, 2008